POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARROW INVESTMENTS TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-178164, 811-22638), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 2014.

/s/Robert S. Andrialis

Robert S. Andrialis

Trustee

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert S. Andrialis, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of March, 2014.

/s/Doreen Pando

Notary Public

My commission expires: August 18, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARROW INVESTMENTS TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-178164, 811-22638), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 2014.

/s/Thomas T. Sarkany

Thomas T. Sarkany

Trustee

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Thomas T. Sarkany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of March, 2014.

/s/Doreen Pando

Notary Public

My commission expires: August 18, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARROW INVESTMENTS TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-178164, 811-22638), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2013.

/s/Sam Singh

Sam Singh

Treasurer and Principal Financial Officer

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Sam Singh, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2013.

/s/Stephanie Shearer

Notary Public

My commission expires: October 29, 2015